Sprout Social Announces Fourth Quarter 2023 Financial Results Above Guidance Range Expects durable, efficient growth in 2024 CHICAGO, February 20, 2024 – Sprout Social, Inc. (“Sprout Social”, the “Company”) (Nasdaq: SPT), an industry-leading provider of cloud-based social media management software, today announced financial results for its fourth quarter ended December 31, 2023. “We’re pleased to share incredibly strong fourth quarter results,” said Justyn Howard, Sprout Social’s CEO and co-founder. “We're building an enduring software company centered on amazing products, amazing people and overdelivering for our customers every day. We delivered step change growth in current & total contract value bookings and were recently named the #1 best software product by G2, which we believe position Sprout to build on our momentum in 2024.” Fourth Quarter 2023 Financial Highlights Revenue ● Revenue was $93.6 million, up 34% compared to the fourth quarter of 2022. ● ARR was $385.2 million as of December 31, 2023, up 30% compared to December 31, 2022. ● Total remaining performance obligations (RPO) of $275.0 million, up 69% year-over-year. Operating Loss ● GAAP operating loss was ($18.2) million, compared to ($13.1) million in the fourth quarter of 2022. ● Non-GAAP operating income was $1.7 million, compared to $0.6 million in the fourth quarter of 2022. Net Loss ● GAAP net loss was ($20.1) million, compared to ($11.9) million in the fourth quarter of 2022. ● Non-GAAP net income was $1.0 million, compared to $1.8 million in the fourth quarter of 2022. ● GAAP net loss per share was ($0.36) based on 56.1 million weighted-average shares of common stock outstanding, compared to ($0.22) based on 54.9 million weighted-average shares of common stock outstanding in the fourth quarter of 2022. ● Non-GAAP net income per share was $0.02 based on 56.1 million weighted-average shares of common stock outstanding, compared to $0.03 based on 55.2 million weighted-average shares of common stock outstanding in the fourth quarter of 2022. Cash ● Cash and equivalents and marketable securities totaled $98.1 million as of December 31, 2023, compared to $121.4 million as of September 30, 2023. ● Net cash (used in) provided by operating activities was ($2.6) million, compared to $3.0 million in the fourth quarter of 2022. ● Non-GAAP free cash flow was ($0.3) million, compared to $2.6 million in the fourth quarter of 2022. See “Customer Metrics” and “Use of Non-GAAP Financial Measures” below for how Sprout Social defines total number of customers, number of customers contributing over $10,000 in ARR, number of customers contributing over $50,000 in ARR, ARR, Non-GAAP operating income (loss), Non-GAAP net income (loss), Non-GAAP net income (loss) per share, non-GAAP free cash flow ,dollar-based net retention rate, dollar-based net retention rate excluding small-and-medium-sized business customers and the financial tables that accompany this release for reconciliations of these measures to their closest comparable GAAP measures. Fiscal Year 2023 Financial Highlights Revenue

● Total revenue was $333.6 million, up 31% compared to fiscal 2022. Operating Loss ● GAAP operating loss was ($69.3) million, compared to ($51.7) million in fiscal 2022. ● Non-GAAP operating income was $4.7 million, compared to a Non-GAAP operating loss of ($3.9) million in fiscal 2022. Customer Metrics ● Grew number of customers contributing over $10,000 in ARR to 8,689 customers as of December 31, 2023, up 31% compared to December 31, 2022. ● Grew number of customers contributing over $50,000 in ARR to 1,399 customers as of December 31, 2023, up 44% compared to December 31, 2022. ● Total number of customers as of December 31, 2023 was 31,320, down 9% compared to December 31, 2022. ● Dollar-based net retention rate was 107% in 2023, compared with 109% in 2022. ● Dollar-based net retention rate excluding small-and-medium-sized business (SMB) customers was 111% in 2023, compared with 116% in 2022. Recent Customer Highlights ● During the fourth quarter, we had the opportunity to grow with great new & existing customers like X (fka Twitter), DHL International, Brown-Forman Corporation, Kenvue, The CW Network, Archer-Daniels-Midland, U.S. Chamber of Commerce, American Honda Motor Company, Whirlpool, Avis Budget Group, PG&E Corporation, Panasonic, Nationwide Children’s Hospital, Sega of America, Grab Taxi, Becton Dickinson and CoStar Group. Recent Business Highlights Sprout Social recently: ● Named #1 best software product by G2 (here). ● Recognized by G2’s 2023 Winter Reports as a leader across 150 categories (here). ● Launched new Social Customer Care solution to power exceptional customer experience (here) ● Announced an expanded partnership with Reddit to deliver deeper, real-time Reddit insights to customers (here). ● Named Scott Morris as CMO (here) and announced the promotion of Alan Boyce to CTO (here). ● Featured as a Great Place to Work for Parents for the 4th consecutive year and as a Built In Best Place to Work in Chicago and Seattle. ● Received ISO 27001 and ISO 27701 certifications for information management and privacy management (here). First Quarter and 2024 Financial Outlook For the first quarter of 2024, the Company currently expects: ● Total revenue between $97.2 million and $97.3 million, or growth of greater than 29%. ● Non-GAAP operating income to be between $0.6 million and $0.7 million. ● Non-GAAP net income per share of between $0.00 and $0.01 based on approximately 56.4 million weighted-average shares of common stock outstanding. “Our execution and leading indicators in Q4 were strong,” said Joe Del Preto, CFO. “We’ve largely moved away from our low end growth anchor. We believe the step change in quality of our Q4 outperformance and notable momentum with leading social-first brands position Sprout to continue to execute well on our journey towards $1B in annual revenue.” For the full year 2024, the Company currently expects: ● Total revenue to be between $425.3 million and $425.5 million. ● Non-GAAP operating income between $15.0 million and $16.0 million. ● This implies year-over-year Non-GAAP operating margin improvement of roughly 220bps. ● Non-GAAP net income per share between $0.22 and $0.23 based on approximately 57.0 million weighted-average shares of common stock outstanding.

The Company’s first quarter and 2024 financial outlook is based on a number of assumptions that are subject to change and many of which are outside the Company’s control. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. The Company does not provide guidance for operating loss, the most directly comparable GAAP measure to non-GAAP operating income, net loss per share, the most directly comparable GAAP measure to non-GAAP net income per share, or operating margin, the most directly comparable GAAP measure to Non-GAAP operating margin, and similarly cannot provide a reconciliation between its forecasted non-GAAP operating income, non-GAAP net income per share and non-GAAP operating margin and these comparable GAAP measures without unreasonable effort due to the unavailability of reliable estimates for certain items. These items are not within the Company’s control and may vary greatly between periods and could significantly impact future financial results. Conference Call Information The financial results and business highlights will be discussed on a conference call and webcast scheduled at 4:00 p.m. Central Time (5:00 p.m. Eastern Time) today, February 20, 2024. Online registration for this event conference call can be found at https://conferencingportals.com/event/LOdFIxuX. The live webcast of the conference call can be accessed from Sprout Social’s investor relations website at http://investors.sproutsocial.com. Following completion of the events, a webcast replay will also be available at http://investors.sproutsocial.com for 12 months. About Sprout Social Sprout Social is a global leader in social media management and analytics software. Sprout’s unified platform puts powerful social data into the hands of more than 30,000 brands so they can make strategic decisions that drive business growth and innovation. With a full suite of social media management solutions, Sprout offers comprehensive publishing and engagement functionality, customer care, connected workflows and AI-powered business intelligence. Sprout’s award-winning software operates across all major social media networks and digital platforms. For more information about Sprout Social (NASDAQ: SPT), visit sproutsocial.com. Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “explore,” “intend,” “long-term model,” “may,” “might” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “strategy,” “target,” “will,” “would,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These statements may relate to our market size and growth strategy, our estimated and projected costs, margins, revenue, expenditures and customer and financial growth rates, our Q1 2024 and full year 2024 financial outlook, our plans and objectives for future operations, growth, initiatives or strategies. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. These assumptions, uncertainties and risks include that, among others: we may not be able to sustain our revenue and customer growth rate in the future; price increases have and may continue to negatively impact demand for our products, customer acquisition and retention and reduce the total number of customers or customer additions; our business would be harmed by any significant interruptions, delays or outages in services from our platform, our API providers, or certain social media platforms; if we are unable to attract potential customers through unpaid channels, convert this traffic to free trials or convert free trials to paid subscriptions, our business and results of operations may be adversely affected; we may be unable to successfully enter new markets, manage our international expansion and comply with any applicable international laws and regulations; we may be unable to integrate acquired businesses or technologies successfully or achieve the expected benefits of such acquisitions and investments; unstable market and economic conditions, such as recession risks, effects of inflation, labor shortages, supply chain issues, high interest rates, and the impacts of current and potential future bank failures and impacts of ongoing overseas conflicts, could adversely impact our business and that of our existing and prospective customers, which may result in reduced demand for our products; we may not be able to generate sufficient cash to service our indebtedness; covenants in our credit agreement may restrict our operations, and if we do not effectively manage our business to comply with these covenants, our financial condition could be adversely impacted; any cybersecurity-related attack, significant data breach or disruption of the information technology systems or networks on which we rely could negatively affect our business; and changing regulations relating to privacy, information security and data protection could increase our costs, affect or limit how we collect and use personal information and harm our brand. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 22, 2023, as supplemented by our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 filed with the SEC on November 2, 2023, and our Annual Report on Form 10-K for the year ended December 31,

2023, to be filed with the SEC as well as any future reports that we file with the SEC. Moreover, you should interpret many of the risks identified in those reports as being heightened as a result of the current instability in market and economic conditions. Forward-looking statements speak only as of the date the statements are made and are based on information available to Sprout Social at the time those statements are made and/or management's good faith belief as of that time with respect to future events. Sprout Social assumes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law. Use of Non-GAAP Financial Measures We have provided in this press release certain financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Our management uses these non-GAAP financial measures internally in analyzing our financial results and believes that use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable financial measures prepared in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our historical non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review these reconciliations. Non-GAAP gross profit. We define non-GAAP gross profit as GAAP gross profit, excluding stock-based compensation expense and amortization expense associated with the acquired developed technology from our acquisition of Tagger Media, Inc. (the “Tagger acquisition”). We believe non-GAAP gross profit provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation and amortization expense, which are often unrelated to overall operating performance. In 2023, we revised our definition of non-GAAP gross profit to exclude amortization expense associated with the acquired developed technology from the Tagger acquisition. Non-GAAP gross margin. We define non-GAAP gross margin as non-GAAP gross profit as a percentage of revenue. Non-GAAP operating income (loss). We define non-GAAP operating income (loss) as GAAP loss from operations, excluding stock-based compensation expense, acquisition-related expenses and amortization expense associated with the acquired intangible assets from the Tagger acquisition. We believe non-GAAP operating income (loss) provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation, acquisition-related expenses and amortization expense, which are often unrelated to overall operating performance. In 2023, we revised our definition of non-GAAP operating income (loss) to exclude acquisition-related expenses in connection with the Tagger acquisition and amortization expense associated with the acquired intangible assets from the Tagger acquisition. Non-GAAP operating margin. We define non-GAAP operating margin as non-GAAP operating income (loss) as a percentage of revenue. Non-GAAP net income (loss). We define non-GAAP net income (loss) as GAAP net loss, excluding stock-based compensation expense, acquisition-related expenses, amortization expense associated with the acquired intangible assets from the Tagger acquisition and tax expense due to changes in the valuation allowance from the Tagger acquisition. We believe non-GAAP net income (loss) provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, acquisition-related expenses, amortization expense and tax expense due to changes in valuation allowances, which are often unrelated to overall operating performance. In 2023, we revised our definition of non-GAAP net income (loss) to exclude acquisition-related expenses in connection with the Tagger acquisition, amortization expense associated with the acquired intangible assets from the Tagger acquisition and tax expense due to changes in the valuation allowance associated with our acquisition of Tagger. Non-GAAP net income (loss) per share. We define non-GAAP net income (loss) per share as GAAP net loss per share attributable to common shareholders, basic and diluted, excluding stock-based compensation expense, acquisition-related expenses, amortization expense associated with the acquired intangible assets from the Tagger acquisition and tax expense due to changes in the valuation allowance from the Tagger acquisition. We believe non-GAAP net income (loss) per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, acquisition-related expenses, amortization expense and tax expense due to changes in valuation allowances, which are often unrelated to overall operating performance. In 2023, we revised our definition of non-GAAP net income (loss) per share to exclude acquisition-related expenses in connection with the Tagger acquisition and amortization expense associated with the acquired intangible assets from the Tagger acquisition and tax expense due to changes in the valuation allowance associated with our acquisition of Tagger. Non-GAAP free cash flow. We define non-GAAP free cash flow as net cash provided by (used in) operating activities less expenditures for property and equipment, acquisition-related costs and interest. Non-GAAP free cash flow does not reflect our future contractual obligations or represent the total increase or decrease in our cash balance for a given period. We believe non-GAAP free cash flow is a useful indicator of liquidity that provides information to management and investors about the amount of cash used in our core operations that, after expenditures for property and equipment, acquisition-related costs and interest, is not available for strategic initiatives. In 2023, we revised our definition of non-GAAP free cash flow to exclude payments related to acquisition-related costs associated with the Tagger acquisition and cash paid for interest on our revolving line of credit. Non-GAAP free cash flow margin. We define non-GAAP free cash flow margin as non-GAAP free cash flow as a percentage of revenue. Non-GAAP sales and marketing expenses, non-GAAP research and development expenses and non-GAAP general and administrative expenses. Non-GAAP sales and marketing expenses, non-GAAP research and development expenses and non-GAAP general and administrative expenses are defined as sales and marketing expenses, research and development expenses and general and administrative expenses, respectively, less stock-based compensation expense and acquisition-related expenses. We believe these non-GAAP measures provide our management and investors with insight into day-to-day operating expenses given that these measures eliminate the effect of stock-based compensation and acquisition-related expenses. In 2023, we revised our definition of non-GAAP general and administrative expenses to exclude acquisition-related expenses in connection with the Tagger acquisition and amortization expense associated with the acquired intangible assets from the Tagger acquisition. Customer Metrics Annual recurring revenue (“ARR”). We define ARR as the annualized revenue run-rate of subscription agreements from all customers as of the last date of the specified period. We believe ARR is an indicator of the scale of our entire platform while mitigating fluctuations due to seasonality and contract term. Number of customers. We define a customer as a unique account, multiple accounts containing a common non-personal email domain, or multiple accounts governed by a single agreement or entity. We believe that the number of customers using our platform is an indicator of our market penetration. Number of customers contributing more than $10,000 in ARR. We define number of customers contributing more than $10,000 in ARR as those on a paid subscription plan that had more than $10,000 in ARR as of a period end. We view the number of customers that contribute more than $10,000 in ARR as a measure of our ability to scale with our customers and attract larger organizations. We believe this represents potential for future growth, including expanding within our current customer base. Number of customers contributing more than $50,000 in ARR. We define number of customers contributing more than $50,000 in ARR as those on a paid subscription plan that had more than $50,000 in ARR as of a period end. We view the number of customers that contribute more than $50,000 in ARR as a measure of our ability to scale with large customers and attract sophisticated organizations. We believe this represents potential for future growth, including expanding within our current customer base. Dollar-based net retention rate. We calculate dollar-based net retention rate by dividing the ARR from our customers as of December 31st in the reported year by the ARR from those same customers as of December 31st in the previous year. This calculation is net of upsells, contraction, cancellation or expansion during the period but excludes ARR from new customers. We use dollar-based net retention to evaluate the long-term value of our customer relationships, because we believe this metric reflects our ability to retain and expand subscription revenue generated from our existing customers. Dollar-based net retention rate excluding SMB customers. We calculate dollar-based net retention rate excluding SMB customers by dividing the ARR from all customers excluding ARR from customers that we have identified or that self-identified as having less than 50 employees as of December 31st in the reported year by the ARR from those same customers as of December 31st of the previous year. This calculation is net of upsells, contraction, cancellation or expansion during the period but excludes ARR from new customers. We used dollar-based net retention excluding SMB customers to evaluate the long-term value of our larger customer relationships, because we believe this metric reflects our ability to retain and expand subscription revenue generated from our existing customers.

Availability of Information on Sprout Social’s Website and Social Media Profiles Investors and others should note that Sprout Social routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the Sprout Social Investors website. We also intend to use the social media profiles listed below as a means of disclosing information about us to our customers, investors and the public. While not all of the information that the Company posts to the Sprout Social Investors website or to social media profiles is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in Sprout Social to review the information that it shares at the Investors link located at the bottom of the page on www.sproutsocial.com and to regularly follow our social media profiles. Users may automatically receive email alerts and other information about Sprout Social when enrolling an email address by visiting "Email Alerts" in the "Shareholder Services" section of Sprout Social's Investor website at https://investors.sproutsocial.com/. Social Media Profiles: www.twitter.com/SproutSocial www.twitter.com/SproutSocialIR www.facebook.com/SproutSocialInc www.linkedin.com/company/sprout-social-inc-/ www.instagram.com/sproutsocial Contact Media: Kaitlyn Gronek Email: pr@sproutsocial.com Phone: (773) 904-9674 Investors: Jason Rechel Twitter: @SproutSocialIR Email: jason.rechel@sproutsocial.com Phone: (312) 528-9166 Sprout Social, Inc. Consolidated Statements of Operations (Unaudited) (in thousands, except share and per share data) Three Months Ended December 31, 2023 2022 Revenue Subscription $ 92,224 $ 69,165 Professional services and other 1,360 495 Total revenue 93,584 69,660 Cost of revenue(1) Subscription 20,597 15,126 Professional services and other 364 289 Total cost of revenue 20,961 15,415 Gross profit 72,623 54,245 Operating expenses

Research and development(1) 22,661 16,719 Sales and marketing(1) 47,380 35,322 General and administrative(1) 20,805 15,353 Total operating expenses 90,846 67,394 Loss from operations (18,223) (13,149) Interest expense (1,544) (25) Interest income 1,210 1,363 Other income (expense), net (118) (22) Loss before income taxes (18,675) (11,833) Income tax (benefit) expense 1,402 109 Net loss $ (20,077) $ (11,942) Net loss per share attributable to common shareholders, basic and diluted $ (0.36) $ (0.22) Weighted-average shares outstanding used to compute net loss per share, basic and diluted 56,098,243 54,913,095 (1) Includes stock-based compensation expense as follows: Three Months Ended December 31, 2023 2022 Cost of revenue $ 895 $ 603 Research and development 5,529 3,373 Sales and marketing 7,770 6,725 General and administrative 4,465 3,007 Total stock-based compensation expense $ 18,659 $ 13,708 Sprout Social, Inc.

Consolidated Statements of Operations (Unaudited) (in thousands, except share and per share data) Twelve Months Ended December 31, 2023 2022 Revenue Subscription $ 330,458 $ 251,213 Professional services and other 3,185 2,615 Total revenue 333,643 253,828 Cost of revenue(1) Subscription 75,076 58,767 Professional services and other 1,192 1,091 Total cost of revenue 76,268 59,858 Gross profit 257,375 193,970 Operating expenses Research and development(1) 79,550 61,436 Sales and marketing(1) 168,091 123,695 General and administrative(1) 79,011 60,515 Total operating expenses 326,652 245,646 Loss from operations (69,277) (51,676) Interest expense (2,754) (153) Interest income 7,021 2,535 Other expense, net (768) (580) Loss before income taxes (65,778) (49,874) Income tax (benefit) expense 649 366 Net loss $ (66,427) $ (50,240) Net loss per share attributable to common shareholders, basic and diluted $ (1.19) $ (0.92) Weighted-average shares outstanding used to compute net loss per share, basic and diluted 55,664,404 54,611,616 (1) Includes stock-based compensation expense as follows: Twelve Months Ended December 31, 2023 2022 Cost of revenue $ 3,224 $ 2,491 Research and development 18,478 11,280

Sales and marketing 30,116 23,066 General and administrative 15,886 10,901 Total stock-based compensation expense $ 67,704 $ 47,738 Sprout Social, Inc. Consolidated Balance Sheets (Unaudited) (in thousands, except share and per share data) December 31, 2023 December 31, 2022 Assets Current assets Cash and cash equivalents $ 49,760 $ 79,917 Marketable securities 44,645 92,929 Accounts receivable, net of allowances of $2,177 and $1,789 at December 31, 2023 and December 31, 2022, respectively 63,489 35,833 Deferred Commissions 27,725 20,369 Prepaid expenses and other assets 10,324 6,418 Total current assets 195,943 235,466 Marketable securities, noncurrent 3,699 12,995 Property and equipment, net 11,407 11,949 Deferred commissions, net of current portion 26,240 19,638 Operating lease, right-of-use asset 8,729 9,503 Goodwill 121,404 2,299 Intangible assets, net 28,065 2,006 Other assets, net 1,098 64 Total assets $ 396,585 $ 293,920 Liabilities and Stockholders' Equity Current liabilities Accounts payable $ 6,933 $ 4,988 Deferred revenue 140,536 95,740 Operating lease liability 3,948 3,499 Accrued wages and payroll related benefits 18,362 14,257 Accrued expenses and other 11,260 14,322 Total current liabilities 181,039 132,806

Revolving credit facility 55,000 - Deferred revenue, net of current portion 920 490 Operating lease liability, net of current portion 15,083 18,287 Other non-current liabilities 351 - Total liabilities 252,393 151,583 Stockholders' equity Class A common stock, par value $0.0001 per share; 1,000,000,000 shares authorized; 52,133,594 and 49,241,563 shares issued and outstanding, respectively, at December 31, 2023; 50,413,415 and 47,562,911 shares issued and outstanding, respectively, at December 31, 2022 4 4 Class B common stock, par value $0.0001 per share; 25,000,000 shares authorized; 7,201,140 and 6,994,196 shares issued and outstanding, respectively, at December 31, 2023; 7,667,376 and 7,460,432 shares issued and outstanding, respectively, at December 31, 2022 1 1 Additional paid-in capital 471,789 401,419 Treasury stock, at cost (35,113) (32,733) Accumulated other comprehensive loss (77) (369) Accumulated deficit (292,412) (225,985) Total stockholders’ equity 144,192 142,337 Total liabilities and stockholders’ equity $ 396,585 $ 293,920 Sprout Social, Inc. Consolidated Statements of Cash Flows (Unaudited) (in thousands) Three Months Ended December 31, 2023 2022 Cash flows from operating activities Net loss $ (20,077) $ (11,942) Adjustments to reconcile net loss to net cash provided by operating activities Depreciation and amortization of property, equipment and software 835 732 Amortization of premium (accretion of discount) on marketable securities (470) (605) Amortization of acquired intangible assets 1,604 257 Amortization of deferred commissions 7,518 5,328

Amortization of right-of-use operating lease asset 425 339 Amortization of line of credit issuance costs 52 - Stock-based compensation expense 18,659 13,708 Provision for accounts receivable allowances 835 637 Tax expense due to change in valuation allowance from business acquisition 1,134 - Changes in operating assets and liabilities, excluding impact from business acquisition Accounts receivable (19,235) (9,742) Prepaid expenses and other current assets 3,979 2,083 Deferred commissions (14,522) (10,590) Accounts payable and accrued expenses (473) 2,243 Deferred revenue 18,051 11,185 Lease liabilities (919) (681) Net cash (used in) provided by operating activities (2,604) 2,952 Cash flows from investing activities Expenditures for property and equipment (629) (397) Payments for business acquisition, net of cash acquired 143 - Purchases of marketable securities - (54,220) Proceeds from maturity of marketable securities 32,657 35,744 Net cash (used in) provided by investing activities 32,171 (18,873) Cash flows from financing activities Borrowings from line of credit - - Repayments of line of credit (20,000) Payments for line of credit issuance costs (208) - Proceeds from exercise of stock options - 2 Proceeds from employee stock purchase plan 912 1,048 Employee taxes paid related to the net share settlement of stock-based awards (537) (353) Net cash provided by (used in) financing activities (19,833) 697 Net decrease in cash, cash equivalents, and restricted cash 9,734 (15,224) Cash, cash equivalents, and restricted cash Beginning of period 43,961 95,141 End of period $ 53,695 $ 79,917 Sprout Social, Inc.

Consolidated Statements of Cash Flows (Unaudited) (in thousands) Twelve Months Ended December 31, 2023 2022 Cash flows from operating activities Net loss $ (66,427) $ (50,240) Adjustments to reconcile net loss to net cash provided by operating activities Depreciation and amortization of property, equipment and software 3,137 2,859 Amortization of line of credit issuance costs 86 30 Amortization of premium (accretion of discount) on marketable securities (3,203) (625) Amortization of acquired intangible assets 3,541 1,039 Amortization of deferred commissions 26,582 18,638 Amortization of right-of-use operating lease asset 1,553 1,035 Stock-based compensation expense 67,704 47,738 Provision for accounts receivable allowances 2,418 1,199 Changes in operating assets and liabilities, excluding impact from business acquisition Accounts receivable (26,982) (11,549) Prepaid expenses and other current assets 444 (125) Deferred commissions (40,540) (30,328) Accounts payable and accrued expenses (226) 7,051 Deferred revenue 41,918 26,878 Lease liabilities (3,549) (2,932) Net cash provided by operating activities 6,456 10,668 Cash flows from investing activities Expenditures for property and equipment (2,073) (1,824) Payments for business acquisition, net of cash acquired (145,636) - Purchases of marketable securities (63,085) (189,962) Proceeds from maturity of marketable securities 118,621 154,114 Proceeds from sale of marketable securities 5,538 - Net cash used in investing activities (86,635) (37,672) Cash flows from financing activities Borrowings from line of credit 75,000 - Repayments of line of credit (20,000) - Payments for line of credit issuance costs (1,031) (23)

Proceeds from exercise of stock options 29 16 Proceeds from employee stock purchase plan 2,339 1,723 Employee taxes paid related to the net share settlement of stock-based awards (2,380) (1,909) Net cash provided by (used in) financing activities 53,957 (193) Net decrease in cash, cash equivalents and restricted cash (26,222) (27,197) Cash, cash equivalents, and restricted cash Beginning of period 79,917 107,114 End of period $ 53,695 $ 79,917 The following schedule reflects our non-GAAP financial measures and reconciles our non-GAAP financial measures to the related GAAP financial measures (in thousands, except per share data): Reconciliation of Non-GAAP Financial Measures Three Months Ended December 31, Twelve Months Ended December 31, 2023 2022 2023 2022 Reconciliation of Non-GAAP gross profit Gross profit $ 72,623 $ 54,245 $ 257,375 $ 193,970 Stock-based compensation expense 895 603 3,224 2,491 Amortization of acquired developed technology 705 - 1,175 - Non-GAAP gross profit $ 74,223 $ 54,848 $ 261,774 $ 196,461 Reconciliation of Non-GAAP operating income (loss) Loss from operations $ (18,223) $ (13,149) $ (69,277) $ (51,676) Stock-based compensation expense 18,659 13,708 67,704 47,738 Acquisition-related expenses 51 - 4,272 - Amortization of acquired intangible assets 1,213 - 2,022 - Non-GAAP operating income (loss) $ 1,700 $ 559 $ 4,721 $ (3,938) Reconciliation of Non-GAAP net income (loss) Net loss $ (20,077) $ (11,942) $ (66,427) $ (50,240) Stock-based compensation expense 18,659 13,708 67,704 47,738 Acquisition-related expenses 51 - 4,272 -

Amortization of acquired intangible assets 1,213 - 2,022 - Tax expense due to change in valuation allowance from business acquisition 1,134 - - - Non-GAAP net income (loss) $ 980 $ 1,766 $ 7,571 $ (2,502) Reconciliation of Non-GAAP net income (loss) per share Net loss per share attributable to common shareholders, basic and diluted $ (0.36) $ (0.22) $ (1.19) $ (0.92) Stock-based compensation expense 0.34 0.25 1.22 0.87 Acquisition-related expenses - - 0.08 - Amortization of acquired intangible assets 0.02 - 0.03 - Tax expense due to change in valuation allowance from business acquisition 0.02 - - - Non-GAAP net income (loss) per share $ 0.02 $ 0.03 $ 0.14 $ (0.05) Reconciliation of Non-GAAP free cash flow Net cash provided by operating activities $ (2,604) $ 2,952 $ 6,456 $ 10,668 Expenditures for property and equipment (629) (397) (2,073) (1,824) Acquisition-related costs 1,366 - 4,272 - Interest paid on credit facility 1,588 - 1,588 - Non-GAAP free cash flow $ (279) $ 2,555 $ 10,243 $ 8,844